                                                                    EXHIBIT 10.4



                          CANADIAN SECURITY AGREEMENT


                             Dated April 24, 1998


                                     From


                             IRON AGE CANADA LTD.

                                   as Debtor


                                      to


                             IRON AGE CORPORATION

                               TABLE OF CONTENTS

     Section                                                               Page
     -------                                                               ----
ARTICLE I

     SECURITY

     1.1  Terms Incorporated by Reference...................................  1
     1.2  Grant of Security.................................................  1
     1.3  Obligations Secured...............................................  2
     1.4  Attachment........................................................  3
     1.5  Accounts..........................................................  3
     1.6  Scope of Security Interest........................................  4
     1.7  Care and Custody of Collateral....................................  4
     1.8  Debtor's Dealings with Collateral.................................  4
     1.9  Insurance.........................................................  5

ARTICLE II

     ENFORCEMENT

     2.1  Default...........................................................  6
     2.2  Remedies..........................................................  6
     2.3  Additional Rights.................................................  7
     2.4  Concerning the Receiver...........................................  8
     2.5  Appointment of Attorney...........................................  8
     2.6  Dealing with the Collateral and the Security Interest.............  8
     2.7  Standards of Sale.................................................  9
     2.8  Dealings by Third Parties.........................................  9
     2.9  Indemnity and Expenses............................................ 10

ARTICLE III

     GENERAL

     3.1  Discharge......................................................... 10
     3.2  No Merger, etc.................................................... 10
     3.3  Waivers, etc...................................................... 10
     3.4  Further Assurances................................................ 11
     3.5  Successors and Assigns............................................ 11
     3.6  Headings, etc..................................................... 11

     3.7  Severability...................................................... 11
     3.8  Governing Law..................................................... 11


Schedule I    -   Intellectual Property
Schedule II   -   Collateral Locations
Schedule III  -   Deposit Accounts

          CANADIAN SECURITY AGREEMENT, dated April 24, 1998, made by Iron Age Canada Ltd. (the "Debtor"), a corporation duly incorporated under the laws of
                  ------
Ontario, to and in favour of Iron Age Corporation, a Delaware corporation (the "Corporation").
------------

          WHEREAS the Corporation will make, from time to time, certain advances (the "Advances") to the Debtor which Advances will be evidenced by an
      --------
intercompany note in substantially the form of Exhibit A hereto (the "Note")
                                                                      ----
payable to the order of the Corporation;

          WHEREAS the Debtor has agreed to execute and deliver this security agreement to and in favour of the Corporation as security for the payment and performance of the obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, of the Debtor to the Corporation pursuant to the Note;

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees with the Corporation for the benefit of the Corporation as follows:


                                   ARTICLE I

                                   SECURITY

          1.1 TERMS INCORPORATED BY REFERENCE. Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and
                                                                    ----
used in this security agreement shall have the same meaning herein.

          1.2 GRANT OF SECURITY. (1) Subject to Section 1.5, the Debtor hereby (i) mortgages and charges to the Corporation, as and by way of a fixed mortgage and charge; (ii) pledges to the Corporation; (iii) assigns and transfers to the Corporation as and by way of a specific transfer and assignment; and (iv) grants to the Corporation a security interest in all of the Debtor's right, title and interest in and to the personal property and undertaking of the Debtor now owned or hereafter acquired (collectively, the "Collateral", and all references thereto herein including any part thereof)
-----------
including, without limitation, any and all of the Debtor's:

          (a) inventory including goods held for sale or lease, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing, and materials used or consumed in the business of the Debtor;

          (b) equipment, fixtures and other goods of every kind and description, all licenses and other rights and all records, files, charts, plans, drawings, specifications, manuals and comments relating thereto;

          (c) accounts due or accruing due and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

          (d) deposit accounts, including, without limitation, the Deposit Accounts and the Canadian Cash Collateral Account (as such terms are hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time, representing any such deposit accounts, together with all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such deposit accounts;

          (e) money, documents of title, chattel paper, instruments and securities:

          (f) intangibles including all security interests, goodwill, choses in action and other contractual benefits (including, without limitation, all benefits under insurance policies and any hedge agreements) and all trade marks, trade mark registrations and pending trade mark applications, patents and pending patent applications and copyrights and other intellectual property (collectively, the "Intellectual Property") including
                                               ---------------------
     the Intellectual Property described in Schedule I hereto;

          (g) substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Sections 1.2(l)(a)-(f) inclusive; and

          (h) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(l)(a)-(g) inclusive or the proceeds therefrom.

          (2) Without limiting the generality of the foregoing, the Collateral shall include all personal property of the Debtor now or hereafter located on or about or in transit to or from the locations set out in Schedule II hereto. The Debtor shall promptly inform the Corporation in writing of any other location at which the Collateral consisting of tangible personal property may in the future be located.

          1.3 OBLIGATIONS SECURED. (1) The mortgages, charges, pledges, transfers, assignments and security interest granted hereby (collectively, the "Security Interest") by the Debtor secure payment to the Corporation and
------------------
performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due owing by the Debtor to the Corporation pursuant to the Note

(collectively, and together with the expenses, costs and charges set out in
Section 1.3(2), the "Obligations").
                     -----------

          (2) All expenses, costs and charges incurred by or on behalf of the Corporation in connection with this security agreement, the Security Interest or the realization of the Collateral, including all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral shall be added to and form a part of the Obligations.

          1.4 ATTACHMENT. (1) The Debtor and the Corporation hereby acknowledge that (i) value has been given; (ii) the Debtor has rights in the Collateral; (iii) they have not agreed to postpone the time of attachment of the Security Interest; and (iv) the Debtor has received a duplicate original copy of this security agreement.

          (2) If at any time the Debtor acquires Collateral consisting of chattel paper, instruments, securities or negotiable documents of title (collectively, "Negotiable Collateral"), the Debtor will, forthwith upon receipt
                ---------------------
by the Debtor, deliver to the Corporation such Negotiable Collateral and shall, at the request of the Corporation (i) cause the transfer thereof to the Corporation to be registered wherever, in the opinion of the Corporation, such registration may be required or advisable; (ii) duly endorse the same for transfer in blank or as the Corporation may direct; and (iii) forthwith deliver to the Corporation any and all consents or other instruments or documents which may be necessary to effect the transfer of the Negotiable Collateral to the Corporation or any third party.

          (3) The Debtor agrees to promptly inform the Corporation in writing of the acquisition by the Debtor of any personal property which is not adequately described herein, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this security agreement or the schedules hereto or additional security agreements or schedules as may be reasonably required by the Corporation in order that the Security Interest shall attach to such personal property.

          1.5 ACCOUNTS. So long as any Advance shall remain outstanding under the Note, the Debtor shall maintain deposit accounts in the Province of Ontario ("Deposit Accounts") only with banks that are listed on Schedule III (as such
  ----------------
Schedule may be amended or supplemented from time to time) and shall maintain with one of the banks listed on Schedule III a concentration account into which all cash receipts and from which all cash disbursements of its business in the normal course shall flow (the "Canadian Cash Collateral Account").
                               --------------------------------

          1.6 SCOPE OF SECURITY INTEREST. (1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration of any agreement, right, license or permit to which the Debtor is a party, the Security Interest shall not attach thereto but the Debtor shall hold its interest therein in trust for the Corporation, and shall assign such agreement, right, license or permit to the Corporation or as it may direct forthwith upon obtaining the consent of the other party thereto.

          (2) Subject to Section 2.2, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Debtor's rights to commercially exploit the Intellectual Property, to defend the Intellectual Property, to enforce the Debtor's rights therein or with respect thereto against third parties in any court or to the claim and be entitled to receive any damages with respect to any infringement thereof.

          1.7 CARE AND CUSTODY OF COLLATERAL. (1) The Corporation shall not be bound to collect, dispose of, realize, protect or enforce any of the Debtor's right, title and interest in and to the Collateral or to institute proceedings for the purpose thereof and, without limiting the generality of the foregoing, the Corporation shall not be required to take any steps necessary to preserve rights against prior parties in respect of any Negotiable Collateral.

          (2) The Corporation shall not have any obligation to keep Collateral in its possession identifiable.

          (3) The Corporation may at any time, and from time to time (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payment thereunder to the Corporation whether or not the Debtor was theretofore making collections thereon; and (ii) assume control of any proceeds arising from the Collateral.

          1.8 DEBTOR'S DEALINGS WITH COLLATERAL. (1) The Debtor shall not, without the prior written consent of the Corporation, sell, exchange, lease, release or abandon or otherwise dispose of the Collateral except Collateral consisting of inventory sold or leased in the ordinary course of its business and for the purpose of carrying on the same.

          (2)  The Debtor represents and warrants as follows:

          (a) All of the equipment and inventory are located on or about or in transit to or from the locations specified in Schedule II hereto.

          (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any lien or encumbrance, other than with respect to liens permitted pursuant to Section 5.02(a) of the Credit Agreement (as hereinafter defined), except for the security interests created by this security agreement, (collectively, the "Other Security Interests"). No
                                             ------------------------
     effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favour of the Corporation relating to this security agreement, the General Assignment.

          (c) The Debtor has exclusive possession and control of the equipment and inventory other than Inventory in transit to the Debtor from locations outside Canada.

          (d) This security agreement creates a valid security interest in the Collateral of the Debtor, securing the payment of the Obligations of the Debtor.

          1.9 INSURANCE. (1) The Debtor shall, at its own expense, maintain insurance with respect to the equipment and inventory in such amounts, against such risks, in such form and with insurers, as shall be satisfactory to the Corporation from time to time. Each such policy shall in addition (i) name the Debtor and the Corporation as insured parties thereunder (without any representation or warranty by or obligation upon the Corporation) as their interests may appear; (ii) provide that the Corporation shall have the right but not the obligation to pay the premiums under the relevant insurance policies;
(iii) provide that there shall be no recourse against the Corporation for payment of premiums or other amounts with respect thereto; and (iv) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Corporation by the insurer. The Debtor shall, as often as the Corporation reasonably requests, deliver to the Corporation original or duplicate policies of such insurance and the report of reputable insurance broker with respect to such insurance. Further, the Debtor shall duly execute and deliver instruments of assignment of such insurance policies and cause the insurers to acknowledge notice of such assignment.

          (2) Reimbursement under any liability insurance maintained by the Debtor pursuant to this Section 1.9 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to equipment or inventory when subsection (3) of this Section
1.9 is not applicable, the Debtor shall make or cause to be made the necessary repairs to or replacements of such equipment or inventory, and any proceeds of insurance maintained by the Debtor pursuant to this Section 1.9 shall be paid to the Debtor as reimbursement for the costs of such repairs or replacements.

          (3) If and when (i) the Debtor shall fail to pay or perform any of the Obligations on demand or otherwise when due and payable or to be performed, as the case may be; or (ii) upon the occurrence and during the continuance of the actual or constructive total loss of any equipment or inventory, all insurance payments in respect of such equipment or inventory shall be paid to the Corporation and may, in the discretion of the Corporation, be held by the Corporation as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Corporation pursuant to Section 2.9) in whole or in part by the Corporation for the ratable benefit of the Corporation against, all or any part of the Obligations in such order as the Corporation shall elect. Any surplus of such cash or cash proceeds held by the Corporation and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.


                                  ARTICLE II

                                  ENFORCEMENT

          2.1 DEFAULT. The Security Interest shall be and become enforceable against the Debtor if and when it shall fail to pay or perform any of the Obligations on demand or otherwise when due and payable or to be performed, as the case may be.

          2.2 REMEDIES. Whenever the Security Interest has become enforceable, the Corporation may realize upon the Collateral and enforce the rights of the Corporation by:

          (a) entry onto any premises where Collateral consisting of tangible personal property may be located;

          (b) taking possession of the Collateral by any method permitted by law;

          (c)  sale or lease of the Collateral;

          (d)  collection of any proceeds arising in respect of the Collateral;

          (e) collection, realization or sale of or other dealing with the accounts;

          (f) the appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of the Collateral;

          (g) the institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of the Collateral;

          (h) the institution of proceedings in any court of competent jurisdiction for sale or foreclosure of the Collateral;

          (i) filing proofs of claim and other documents to establish claims in any proceeding relating to the Debtor; and

          (j) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Corporation however created. The Corporation shall not be bound to exercise any such right or remedy, and the exercise of such rights and remedies shall be without prejudice to the rights of the Corporation in respect of the Obligations including the right to claim for any deficiency.

          2.3 ADDITIONAL RIGHTS. In addition to the remedies of the Corporation set forth in Section 2.2, the Corporation may, whenever the Security Interest has become enforceable,

          (a) require the Debtor, at the Debtor's expense, to assemble the Collateral at a place or places designated by notice in writing given by the Corporation to the Debtor;

          (b) require the Debtor, by notice in writing given by the Corporation to the Debtor, to disclose to the Corporation the location or locations of the Collateral;

          (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Debtor or otherwise;

          (d) carry on all or any part of the business or businesses of the Debtor and, to the exclusion of all others including the Debtor, enter upon, occupy and use all of any of the premises, buildings, plant, undertaking and other property of or used by the Debtor for such time as the Corporation sees fit, free of charge, and the Corporation shall not be liable to the Debtor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection therewith or resulting therefrom;

          (e) borrow for the purpose of carrying on the business of the Debtor or for the maintenance, preservation of protection of the Collateral and mortgage, charge, pledge or grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

          (f) demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give valid and effectual receipts and discharges therefor and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Debtor.

          2.4 CONCERNING THE RECEIVER. (1) Any receiver appointed by the Corporation shall be vested with the rights and remedies which could have been exercised by the Corporation in respect of the Debtor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the receiver, any replacement thereof and any remuneration thereof shall be within the sole and unfettered discretion of the Corporation.

          (2) Any receiver appointed by the Corporation shall act as agent for the Corporation for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Debtor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Debtor or as agent for the Corporation as the Corporation may determine in its discretion. The Debtor agrees to ratify and confirm all actions of the receiver acting as agent for the Debtor, and to release and indemnify the receiver in respect of all such actions.

          (3) The Corporation, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Debtor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

          2.5 APPOINTMENT OF ATTORNEY. The Debtor hereby irrevocably appoints the Corporation (and any officer thereof) as attorney of the Debtor (with full power of substitution) to exercise in the name of and on behalf of the Debtor any of the Debtor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement and delivery of any agreements, documents, instruments, securities, documents of title and chattel paper and any notices, receipts, assignments or verifications of the accounts. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own negligence or wilful misconduct.

          2.6 DEALING WITH THE COLLATERAL AND THE SECURITY INTEREST. (1) The Corporation shall not be obliged to exhaust its recourse against the Debtor or any other Person or Persons or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Corporation may consider desirable.

          (2) The Corporation may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Debtor and with other parties, sureties or securities as the Corporation may see fit without prejudice to the Obligations or the rights of the Corporation in respect of the Collateral.

          (3) Subject to section 2.7, the Corporation shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral; (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of the Corporation, the Debtor or any other parties in respect thereof; (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal therewith; or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

          2.7 STANDARDS OF SALE. Without prejudice to the ability of the Corporation to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Corporation which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

          (a)  Collateral may be disposed of in whole or in part;

          (b) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

          (c) any purchaser or lessee of such Collateral may be a customer of the Corporation or a permitted assignee hereunder, provided that the Collateral is purchased or leased by such customer on the basis of fair market value with regard to existing circumstances;

          (d) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Corporation, in its sole discretion, may deem advantageous; and

          (e) the Corporation may establish an upset or reserve bid or price in respect of the Collateral;

but in no event shall any sale of Collateral be inconsistent with the standards that are generally used by reasonable persons in dispositions of like Collateral.

          2.8 DEALINGS BY THIRD PARTIES. No person dealing with the Corporation or its agent or a receiver shall be required (i) to determine whether the Security Interest has become enforceable; (ii) to determine whether the powers which the Corporation or its agent is purporting to exercise have become exercisable; (iii) to determine whether any money remains due to the Corporation by the Debtor; (iv) to determine the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made; (v) to determine the propriety or regularity of any sale or of any other dealing by the Corporation with the Collateral; or (vi) to see to the application of any money paid to the Corporation.

          2.9 INDEMNITY AND EXPENSES. (1) The Debtor agrees to indemnify the Corporation from and against any and all claims, losses and liabilities growing out of or resulting from this security agreement (including, without limitation, enforcement of this security agreement), except claims, losses or liabilities resulting from the gross negligence or wilful misconduct of the Corporation or such other secured Party as determined by a final judgment of a court of competent jurisdiction.

          (2) The Debtor agrees to pay to the Corporation, upon demand, the amount of any and all expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Corporation may incur in connection with (i) the administration of this security agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral; (iii) the exercise or enforcement of any of the rights of the Corporation hereunder; or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.


                                  ARTICLE III

                                    GENERAL

          3.1 DISCHARGE. The Security Interest shall be discharged upon, but only upon, full payment and performance of the Obligations and at the expense of the Debtor. The Corporation shall execute and deliver to the Debtor such releases and discharges as the Debtor or its counsel may reasonably require.

          3.2 NO MERGER, ETC. No judgment recovered by the Corporation shall operate by way of merger of or in any way affect the Security Interest, which is in addition to and not in substitution for any other security now or hereafter held by the Corporation on its behalf in respect of the Obligations.

          3.3 WAIVERS, ETC. No amendment, consent or waiver by the Corporation shall be effective unless made in writing and signed by an authorized officer of the Corporation and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          3.4 FURTHER ASSURANCES. The Debtor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Corporation may reasonably require for protecting the Collateral or perfecting the Security Interest and for exercising all powers, authorities and discretions hereby conferred upon the Corporation, and the Debtor shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Corporation may reasonably require for facilitating the sale of the Collateral in connection with any realization thereof.

          3.5 SUCCESSORS AND ASSIGNS. This security agreement shall be binding upon the Debtor, its respective successors and assigns, and shall enure, together with the rights and remedies of the Corporation hereunder and its successors and assigns. All rights of the Corporation hereunder shall be assignable to the Agent (as hereinafter defined) for the ratable benefit of the Lender Parties (as hereinafter defined) party to the Credit Agreement (as amended, supplemented or otherwise modified, the "Credit Agreement") dated as of
                                                  ----------------
April 24, 1998 among the Corporation, as borrower, Iron Age Holdings Corporation, a Delaware corporation, as parent guarantor, the banks, financial institutions and other institutional lenders listed on the signature pages thereof, (together with their respective successors and assigns, the "Lenders",
                                                                      -------
and together with the Swing Line Bank and the Issuing Bank, the "Lender
                                                                 ------
Parties"), and Banque Nationale de Paris, as swing line bank (the "Swing Line
-------                                                            ----------
Bank") and as agent (the "Agent") for the Lenders, and in any action brought by
----                      -----
an assignee to enforce any such right, the Debtor shall not assert against such assignee any claim or defence which the Debtor has or hereafter may have against the Corporation. When the rights of the Corporation are assigned to the Agent for the benefit of the Lender Parties, all duties and obligations owed by the Debtor to the Corporation shall thereafter be and be deemed to be duties and obligations owed by the Debtor to the Agent for the benefit of the Lender Parties.

          3.6 HEADINGS, ETC. The division of this security agreement into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

          3.7 SEVERABILITY. If any provisions of this security agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

          3.8 GOVERNING LAW. This security agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

          IN WITNESS WHEREOF the Debtor has duly executed this security agreement under the hands of its proper officers duly authorized in that behalf as of the day and year first above written.

                                    IRON AGE CANADA LTD.


                                    Per: /s/ Keith A. McDonough
                                        --------------------------------------
                                             Authorized Signing Officer

                                  SCHEDULE I

                             INTELLECTUAL PROPERTY
                             ---------------------

                             IRON AGE CANADA LTD.
                             --------------------


NONE.

                                 SCHEDULE III

                                DEPOSIT ACCOUNT
                                ---------------

                             IRON AGE CANADA LTD.
                             --------------------


     NAME AND ADDRESS OF BANK                 ACCOUNT NUMBER
     ------------------------                 --------------

     Bank of Montreal                         1025-483
     Keele & Seven Business Centre            C($) Account
     7880 Keele Street
     Suite 101
     Concord, Ontario L4K4G7
     Attn:  Sue Chafey

                                  SCHEDULE II

                             COLLATERAL, LOCATIONS
                             ---------------------

                             IRON AGE CANADA LTD.
                             --------------------

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                           County                           Expiration       Annual
    Street Address       and State       Lessor                Date        Rental Loss
------------------------------------------------------------------------------------------
Calgary Bay #204         Alberta,        Capital  Ideas,    1/31/2001      C$10,500.00
225 28 Street S.E.,      Canada             Ltd.
Calgary, Alberta
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475 North Rivermede      Ontario,        Von-Land           6/30/2001      C$50,151.96
Road                     Canada          Corporation
Unit 2                                   Limited
Concord, Ontario
L4K 3R2
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11500 Bridgeport Road    British         Colliers           4/30/02        C$32,432.28
Suite 105                Columbia,
Richmond, British        Canada
Columbia
V6X IT2
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2500 Barton Street East  Ontario,        Associates         11/30/98       C$5,400.00
Hamilton, Ontario        Canada          Corporation of
L&E 4A2                                  North America &
                                         Ongiara            8/30/00        C$46,963.08
                                         Properties, Inc.
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286 Bunting Road         Ontario,        St. Catherines     07/31/02       C$26,551.50
St. Catherines, Ontario  Canada          Equities Limited
L2M 7S5
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353 Manitou Drive        Ontario,        Jack & Percy       months-to      C$35,310.00
Kitchener, Ontario       Canada          Rosen              month
N2C IL5
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304 Dunlop Street West,  Ontario,        Enterprise         05/31/00       C$18,877.20
Unit A                   Canada          Property Group
Barrie, Ontario L4N 7L2
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

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433 Simone Street South  Ontario,        John and Pat       month-to-      C$14,775.24
South Simone Plaza       Canada          Mobilos            month
Oshawa, Ontario L1H 4J5
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196 Rubidge Street       Ontario,        John Tilney        month-to-      C$15,079,.20
Petersborough, Ontario   Canada          Warrington         month
L1H 4J5
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1790 Dundas Street East  Ontario,        Comro              12/31/99       C$32,945.88
Units 14 & 15            Canada          Developments
London, Ontario
N5W 3E5
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

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